UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                   Amendment 2

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 13, 2000
                                                         -----------------


                                    CBQ, Inc.
             (Exact name of registrant as specified in its charter)




          Colorado                      0-28831                  84-1047159
          ---------                     -------                  ----------
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                 Number)             Identification No.)




               655 15th Street NW, Ste 460, Washington, D.C. 20005
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)





    Registrant's telephone number, including area code (202) 659-2979 ext 11
                                                       ---------------------




             48 S.W. 16th Street, Dania Beach, Florida 33004 (Former name or former address, if changed since last report.)





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Item 4.  Change in Registrant's Certifying Accountant.

        On October 17, 2000, the Company accepted the resignation of Halliburton, Hunter & Associates as the independent accountants of the Company, and appointed Grant Thornton LLP as the independent accountants. With the various mergers that took place during 2000 the Company went through a period of transition wherein certain members of management of one of the Company's major subsidiaries believed that the Company would continue to use Grant Thornton (the subsidiary's prior accounting firm). However, prior to Grant Thornton officially taking on the position as the Company's auditor certain information came to the attention of the Board and Grant Thornton that may have caused Grant Thornton to no longer be independent as defined under current SEC regulations. Rather than take a chance that the audit may not be valid due to the potential impairment of independence both the Company and Grant Thornton agreed that Grant Thornton would not act as the Company's independent auditor. Therefore, on March 6, 2001, before Grant Thornton performed services as the independent auditor for the Company, Robison, Hill & Co. was appointed as the independent accountants.

        The Company had no disagreement with its former accountants on any matter of accounting principal or practice, financial statement disclosure or auditing scope or procedure which would have caused the accountants to make reference in its report upon the subject matter of the disagreement. Further, the former principal accountants' report on the financial statements did not contain an adverse opinion or a disclaimer of opinion or qualification as to audit scope or accounting principle. The decision to accept the resignation of Halliburton, Hunter & Associates and the appointment of Robison, Hill & Co. as the Registrant's independent accountants was approved by the full Board of Directors since the Company has no audit or similar committee. The original of the resignation letter of the former accountants is on file with the Company. A copy of this letter is included as Exhibit 1.

Item 7.  Financial Statements and Exhibits.

(a) and (b) not applicable

(c)     The  following  documents  are  furnished  as exhibits  to this  report:
        Exhibit 1 Letter regarding change in certifying accountant.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CBQ, Inc.


Date: May 15, 2002                            By:  /S/ JOHN M. ALBERTINE
                                              -------------------------------
                                              John M. Albertine, President/CEO




































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Exhibit 1


                     Halliburton, Hunter & Associates, P.C.
                          Certified Public Accountants
                            5583 South Prince Street
                            Littleton, Colorado 80120
                              Phone (303) 730-7999
                               Fax (303) 730-2683


May 15, 2002

Dr. John M. Albertine, President & CEO
CBQ, Inc.
655 15th Street NW, Ste 460,
Washington, D.C. 20005


Re: Form 8-K dated November 13, 2000 and amended March 25, 2002 and Description of Change of Accountants.

Dear Dr. Albertine,

        Halliburton,   Hunter  &   Associates,   PC  has  reviewed  the  revised
disclosures in Item 4 Changes in Registrant's Certifying Accountants as contained in the above referenced Form8-K/A and does not disagree with the statements made therein insofar as it pertains to our firm.

                                            Very truly yours,
                                            Halliburton, Hunter & Associates, PC


                                            /S/ JACK A. HUNTER
                                            Jack A. Hunter, CPA


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